UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

August 3, 2026
Date of Report (Date of earliest event reported)
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A10 NETWORKS, INC.
(Exact name of the registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 325-8668
(Name and telephone number, including area code, of the person to contact in connection with this report)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.
Warrant

On August 3, 2026, A10 Networks, Inc. (the "Company") issued a warrant (the "Warrant") to Microsoft Corporation ("Microsoft") pursuant to which Microsoft may purchase up to 800,000 shares of the Company's common stock, par value $0.00001 per share (the "Warrant Shares"), at an exercise price of $0.01 per share, subject to the terms and conditions of the Warrant.

The Warrant was issued in connection with certain commercial arrangements between the parties, with vesting tied to purchases by Microsoft and its affiliates of the Company's products and services. The Warrant is eligible to vest in two tranches based on Microsoft's achievement of specified purchase thresholds during measurement periods ending June 30, 2027 and June 30, 2028. Depending on the level of purchases during each measurement period, up to 400,000 Warrant Shares may vest with respect to each tranche, for a maximum of 800,000 Warrant Shares. If the applicable purchase thresholds are not achieved during a measurement period, the corresponding tranche of the Warrant will expire unvested.

Subject to the terms and conditions of the Warrant, the Warrant is exercisable in whole or in part after January 1, 2028 with respect to the Warrant Shares subject to the first tranche and after January 1, 2029 with respect to the Warrant Shares subject to the second tranche, in each case until the 5:00 p.m., Eastern time on August 3, 2036, subject to certain extensions described in the Warrant, at the Warrantholder's election by cash payment or cashless exercise. The Warrant also contains customary provisions regarding adjustments for stock splits, stock dividends and certain other corporate transactions, transfer restrictions and accelerated vesting of certain Warrant Shares upon the occurrence of specified change of control transactions.

The Warrant was issued, and the Warrant Shares may be issued, in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The foregoing description is not complete and is qualified in its entirety by reference to the text of the Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
4.1*	Warrant to Purchase Shares of Common Stock, dated August 3, 2026, between A10 Networks, Inc. and Microsoft Corporation.
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

*    Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2026

A10 NETWORKS, INC.
By: /s/ Scott Weber
Scott Weber
General Counsel